UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 2, 2012
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On August 2, 2012, Glu Mobile Inc. (“Glu”) completed the acquisition of GameSpy Industries, Inc., a California corporation (“GameSpy”) and formerly a wholly owned subsidiary of IGN Entertainment, Inc., a Delaware corporation (“Parent”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Glu, Galileo Acquisition Corp., a California corporation and wholly owned subsidiary of Glu (“Sub”), Parent and GameSpy. Pursuant to the terms of the Merger Agreement, Sub merged with and into GameSpy in a statutory reverse triangular merger (the “Merger”), with GameSpy surviving the Merger as a wholly owned subsidiary of Glu. GameSpy, which is based in California, provides technology and services for multiplayer and server-based gaming.

Pursuant to the terms of the Merger Agreement, (a) Glu issued to Parent, as GameSpy’s sole shareholder, in exchange for all of the issued and outstanding shares of GameSpy capital stock, a total of 600,000 shares of Glu’s common stock, of which 90,000 shares will be held in escrow for 15 months to satisfy certain indemnification claims under the Merger Agreement; and (b) Glu, GameSpy and Parent entered into a Transition Services Agreement, pursuant to which Parent will provide to Glu and GameSpy certain backend data center transition services related to GameSpy’s private cloud storage infrastructure.  The Merger Agreement contains customary representations, warranties and covenants of each of the parties.

On August 2, 2012, Glu issued a press release announcing the Merger, a copy of which is attached as Exhibit 99.01 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2012, Glu issued a press release announcing its financial results for the second quarter ended June 30, 2012. A copy of the press release is attached as Exhibit 99.02 to this Current Report on Form 8-K. In addition, on August 2, 2012, Glu made available on its corporate website at www.glu.com/investors supplemental slides that were referenced during the Company’s earnings call to discuss its financial results for the second quarter ended June 30, 2012. A copy of such supplemental slides is attached as Exhibit 99.03 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibits 99.02 and 99.03 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibits 99.02 and 99.03 shall not be incorporated by reference into any registration statement or other document filed by Glu with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of the shares of Glu’s common stock to Parent pursuant to the Merger Agreement is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press release issued by Glu regarding the Merger, dated August 2, 2012

99.02	Press release issued by Glu regarding its financial results for the second quarter ended June 30, 2012, dated August 2, 2012

99.03	Supplemental slides made available by Glu on its corporate website on August 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	August 2, 2012	By:	/s/ Niccolo M. de Masi
			Name:	Niccolo M. de Masi
			Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.01	Press release issued by Glu regarding the Merger, dated August 2, 2012

99.02	Press release issued by Glu regarding its financial results for the second quarter ended June 30, 2012, dated August 2, 2012

99.03	Supplemental slides made available by Glu on its corporate website on August 2, 2012

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